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                                                                   EXHIBIT 10.30


                        ESTRICTED STOCK AWARD AGREEMENT
                             UNDER THE VENATOR GROUP
                        1998 STOCK OPTION AND AWARD PLAN


     This Restricted Stock Award Agreement (the "Agreement") made under the Venator Group 1998 Stock Option and Award Plan (the "Plan") as of the ______________ day of _______________ ____ by and between Venator Group, Inc., a
New York corporation with its principal office located at 233 Broadway, New York, New York 10279 (the "Company") and __________________, residing at ________________________ (the "Executive").


     Effective   __________________,   ______   (the  "Date  of   Grant"),   the
Compensation Committee of the Board of Directors of the Company granted the Executive an award of __________ shares of Restricted Stock under the Plan, subject to the terms of the Plan and the restrictions set forth in this Agreement.


1.   Grant of Shares
     ----------------

     The Company is transferring to the Executive ________ shares of validly issued Common Stock of the Company, par value $.01 per share. Such shares are fully paid and nonassessable and upon transfer shall be validly issued and outstanding. The shares are subject to certain restrictions pursuant to Section 3 hereof, which restrictions shall expire as provided in Section 3.3 hereof.

2.   Restrictions on Transfer
     ------------------------

     The Employee shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Stock, except as set forth in this Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of the shares in violation of this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue "stop transfer" instructions to its transfer agent.

3.   Restricted Stock
     ----------------

     3.1 Deposit of Certificates. The Executive will deposit with and deliver to the Company the stock certificate or certificates representing the Restricted Stock, each duly endorsed in blank or accompanied by stock powers duly executed in blank. In the event the Executive receives a stock dividend on the Restricted Stock or the Restricted Stock is split or the Executive receives any other shares, securities, monies, or property representing a dividend on the Restricted Stock (other than regular cash dividends on and after the date of this Agreement) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights or options issued to the Executive in respect of the Restricted Stock (collectively the "RS Property"), the Executive will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank, and such RS Property shall be subject to the same restrictions, including that of this Section 3.1, as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term "Restricted Stock."


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     3.2 Rights with Regard to the Restricted  Stock.  The Restricted  Stock has
been transferred from either the Company's treasury or newly issued stock and, therefore, upon delivery to the Executive will constitute issued and outstanding shares of Common Stock for all corporate purposes. From and after the date of transfer, the Executive will have the right to vote the Restricted Stock, to receive and retain all regular cash dividends payable to record holders of Common Stock on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by law, as additional compensation for tax purposes if paid on Restricted Stock), and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Stock, with the exceptions that (i) the Executive will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the restriction period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled, (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the restriction period, (iii) no RS Property shall bear interest or be segregated in separate accounts during the restriction period and (iv) the Executive may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock during the restriction period.

     3.3  Vesting.
          --------

     (a) The Restricted Stock shall become 100% vested and cease to be Restricted Stock (but still subject to the other terms of the Plan and this Agreement) on February 1, 2004 if the Executive has been continuously employed by the Company or its subsidiaries within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Control Group") until such date.

     (b) The vesting of the Restricted Stock shall be accelerated, so that it will become 100% vested on March 15, 2002 for individuals who have been continuously employed by the Control Group from February 1, 1999 to March 15, 2002, provided that the sum of the actual earnings per share of the Company as reported for the years 1999, 2000 and 2001 equal or exceed the sum of (i) the earnings per share for 1999 shown in the 1999 operating budget of the Company approved by the Board of Directors for 1999, (ii) the earnings per share for 2000 shown in the 2000 operating budget of the Company approved by the Board of Directors for 2000, and (iii) the earnings per share for 2001 shown in the 2001 operating budget of the Company approved by the Board of Directors for 2001.

     Other than as may be provided for under Section 3.4 hereof, there shall be no proportionate or partial vesting in the periods prior to the appropriate vesting date and all vesting shall occur only on the appropriate vesting date.


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     When any Restricted Stock becomes vested,  the Company shall promptly issue and deliver to the Executive a new stock certificate registered in the name of the Executive for such shares without the legend set forth in Section 4 hereof and deliver to the Executive any related other RS Property.

     In addition, all shares of Restricted Stock shall become immediately vested and cease to be Restricted Stock upon any Change in Control as defined in Appendix A hereto.

     3.4 Forfeiture. In the event of the Executive's death, disability, or resignation, the Executive shall forfeit to the Company, without compensation, all unvested shares of Restricted Stock; provided that (i) in the event of the death or disability of the Executive or (ii) in the event that the Executive ceases to be employed by the Company or any subsidiary or affiliate of the Company as a result of the closing, sale, spin-off or other divestiture of any operation of the Company, the Compensation Committee of the Board of Directors of the Company may, in its sole discretion, but shall not be obligated to, fully vest and not forfeit all or any portion of the Executive's Restricted Stock.

     3.5 Adjustments. In the event of any stock dividend, split up, split-off, spin-off, distribution, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or liquidation or the like, the Restricted Stock shall, where appropriate in the sole discretion of the Compensation Committee of the Board of Directors of the Company, receive the same distributions as other shares of Common Stock or on some other basis as determined by the Compensation Committee of the Board of Directors. In any such event, the Compensation Committee of the Board of Directors may, in its sole discretion, determine to award additional Restricted Stock in lieu of the distribution or adjustment being made with respect to other shares of Common Stock. In any such event, the determination made by the Compensation Committee of the Board of Directors shall be conclusive. The Compensation Committee of the Board of Directors may, in its sole discretion, at any time fully vest and not forfeit all or any portion of the Executive's Restricted Stock.

     3.6 Withholding. The Employee agrees that, subject to subsection 3.7 below,

     (a) No later than the date on which any Restricted Stock shall have become vested, the Executive will pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested;

     (b) The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested; and

     (c) In the event the Executive does not satisfy (a) above on a timely basis, the Company may, but shall not be required to, pay such required withholding and treat such amount as a demand loan to the Employee at the maximum rate permitted by law, with such loan, at the Company's sole discretion and provided the Company so notifies the Employee within thirty (30) days of the making of the loan, secured by the shares of Common Stock and any failure by the Executive to pay the loan upon demand shall entitle the Company to all of the rights at law of a creditor secured by the shares of Common Stock. The Company may hold as security any certificates representing any shares of Common Stock and, upon demand of the Company, the Executive shall deliver to the Company any certificates in his possession representing shares of Common Stock together with a stock power duly endorsed in blank.

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     3.7 Section 83(b). If the Executive properly elects (as required by Section
83(b) of the Internal Revenue Code of 1986, as amended) within thirty (30) days after the issuance of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of such Restricted Stock, the Executive shall pay to the Company or make arrangements satisfactory to the Company to pay to the Company upon such election, any federal, state or local taxes required to be withheld with respect to such Restricted Stock. If the Executive shall fail to make such payment, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to such Restricted Stock, as well as the rights set forth in Section 3.6(c) hereof. The Executive acknowledges that it is his sole responsibility, and not the Company's, to file timely the election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and any corresponding provisions of state tax laws if he elects to utilize such election.

     3.8 Special Incentive Compensation. The Executive agrees that the award of the Restricted Stock hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) and any other RS Property will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

     3.9 Delivery Delay. The delivery of any certificate representing Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or delivery any securities if, in the opinion of counsel for the Company, the issuance of such shares shall constitute a violation by the Executive or the Company of any provisions of any law or of any regulations of any governmental authority or any national securities exchange.

     4. Legend. All certificates representing shares of Restricted Stock shall have endorsed thereon a legend referring to the terms conditions and restrictions applicable to such Restricted Stock, substantially in the following form:

     "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Venator Group (the "Company") 1998 Stock Option and Award Plan and an Agreement entered into between the registered owner and the Company dated ________ , 1999. Copies of such Plan and Agreement are on file at the principal office of the Company."

     5. Not an Employment Agreement. The issuance of the shares of Restricted Stock hereunder does not constitute an agreement by the Company to continue to employ the Executive during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding.

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     6. Power of Attorney.  The Company,  its successors and assigns,  is hereby appointed the attorney-in-fact, with full power of substitution, of the Executive for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Executive, may, in the name and stead of the Executive, make and execute all conveyances, assignments and transfers of the Restricted Stock, Shares and property provided for herein, and the Executive hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Executive shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for the purpose.

     7. Miscellaneous.
        -------------

     7.1 This Agreement shall inure to the benefit of and be binding upon all parties hereto and their respective heirs, legal representatives, successors and assigns.


     7.2 This Agreement constitutes the entire agreement between the parties and cannot be changed or terminated orally. No modification or waiver of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

     7.3 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

     7.4 The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement. 7.5 This Agreement is subject, in all respects, to the provisions of the Plan, and to the extent any provision of this Agreement contravenes or is inconsistent with any provision of the Plan, the provisions of the Plan shall govern.

     7.6 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

     7.7 All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to the Chairman of the Compensation Committee with a copy similarly sent to the General Counsel.


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     7.8  This  Agreement   shall  be  governed  and  construed  and  the  legal
relationships of the parties determined in accordance with the internal laws of the State of New York.

     7.9 To indicate your acceptance of the terms of this Restricted Stock Award Agreement, you must sign and deliver or mail not later than ____________, a copy of this Agreement to the General Counsel of the Company at the address provided in the heading of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                                        VENATOR GROUP, INC.

                                                      By:
                                                        ---------------------

                                                        ---------------------
                                                            Executive




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                                 ACKNOWLEDGMENT


STATE OF ____________________________________)
                                             ) s.s.:
COUNTY OF____________________________________)


     On this ________ day of ______ _______, before me personally appeared ____________________, to me known to be the person described in and who executed the foregoing agreement, and acknowledged that he executed the same as his free act and deed.


                                                     ------------------
                                                       Notary Public









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                                   APPENDIX A
                                   ----------

                                Change in Control
                                -----------------

     A Change in Control shall mean any of the following: (i) (A) the making of a tender or exchange offer by any person or entity or group of associated persons or entities (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (a "Person") (other than the Company or its Affiliates) for shares of Common Stock pursuant to which purchases are made of securities representing at least twenty percent (20%) of the total combined voting power of the Company's then issued and outstanding voting securities; (B) the merger or consolidation of the Company with, or the sale or disposition of all or substantially all of the assets of the Company to, any Person other than
(a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) fifty percent (50%) or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or (b) a merger or capitalization effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), of securities representing more than the amounts set forth in (C) below; (C) the acquisition of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), in the aggregate, of securities of the Company representing twenty percent (20%) or more of the total combined voting power of the Company's then issued and outstanding voting securities by any Person acting in concert as of the date of this Agreement; provided, however, that the Board of Directors of the Company (referred to herein as the "Board") may at any time and from time to time and in the sole discretion of the Board, as the case may be, increase the voting security ownership percentage threshold of this item (C) to an amount not exceeding forty percent (40%); or (D) the approval by the shareholders of the Company of any plan or proposal for the complete liquidation or dissolution of the Company or for the sale of all or substantially all of the assets of the Company; or (ii) during any period of not more than two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into agreement with the Company to effect a transaction described in clause (i)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( ) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.